                                                                   EXHIBIT 10.42

                                 BILL OF SALE


THE STATE OF TEXAS  (S)
                    (S)                          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS    (S)


     That, for and in consideration of the sum of THREE HUNDRED FIFTY THOUSAND AND NO/1OO DOLLARS ($350,000.00), and other good and valuable consideration, plus applicable state and local taxes, if any, the receipt and sufficiency of which are hereby acknowledged, ARCO PIPE LINE COMPANY, a Delaware corporation, with offices at 15600 J.F. Kennedy Blvd., Suite 300, Houston, Texas ("Seller") has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto VASTAR RESOURCES, a Delaware corporation, with offices at 15375 Memorial Drive, Houston, Texas ("Buyer") all of Seller's right, title and interest in and to Seller's 6-inch diameter pipelines, including all valves, fittings, flanges, and other necessary appurtenances (hereinafter collectively called the "Pipe") located in the Gulf of Mexico, off the coast of the State of Louisiana, said Pipe extending between: (1) Platform "B" to Platform "A" in Block 60, South Pass Area, Gulf of Mexico; (2) Platform "C" to Platform "A" in Block 60, South Pass Area, Gulf of Mexico; and (3) Platform "67A" to Platform "60A" in Blocks 67 and 60, South Pass Area, Gulf of Mexico. The location of said Pipe is more fully described and shown on Exhibits "A", "B", and "C", respectively, attached hereto and made a part hereof for all relevant purposes. The description of said Pipe is more fully described and shown on Exhibit "D", attached hereto and made a part hereof for all relevant purposes.

     Any promise or representation of fact by Seller to Buyer that relates to the Pipe and any description of the Pipe provided by Seller to Buyer shall not be regarded as part of the basis of the bargain and shall not be deemed to create an express or implied warranty that the Pipe shall conform to the promise, description or representation.

     Buyer represents to Seller that Buyer is knowledgeable and experienced with respect to facilities such as the Pipe described herein. THE PIPE HAS BEEN AND IS PURCHASED BY THE BUYER "AS IS, WHERE IS" AND WITH ALL FAULTS (PATENT OF LATENT) AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE QUALITY, QUANTITY, UTILITY, MERCHANTABILITY, OR FITNESS OF THE PIPE FOR THE PURPOSE INTENDED.

     Buyer agrees to remove or destroy all evidence such as printed names, markings, insignia, or other signs identifying the Pipe as the property of Seller or indicating that the Pipe was ever owned and/or operated by the Seller or any predecessor.

     Buyer shall release, indemnify and hold Seller harmless from and against each and every fine, penalty, claim, demand or cause of action for damage to property, including but not limited to environmental damages and costs of remediation and the results of the presence, disposal or release of any material in, on, or under the land or the Gulf of Mexico, or injury to or death to any person(s) that may, in any way, result from, grow out of, or arise in connection with: (1) the existence or condition of the Pipe or the ownership, operation, use, repair, removal or control of
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BILL OF SALE                           2

the Pipe by Buyer or by Seller, their respective contractors, employees or agents; or (2) the physical condition of the premises within and affected by any rights-of-way leases and/or permits under any law, rule or regulation applicable thereto, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sec. 9601, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sec. 6901, et seq.), the Clean Water Act, as amended (33 U.S.C. Sec. 466, et seq.), the Safe Drinking Water Act, as amended (14 U.S.C. Secs. 1401-1450), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sec. 1801, et seq.), and the Toxic Substance Control Act, as amended (15 U.S.C. Secs. 2601-2629), except as limited below. Buyer's obligation to release and indemnify and hold Seller harmless, as stated above, shall include all fines, penalties, claims, demands or causes of action arising out of or relating to the sole or contributory negligence of Seller, its contractors, employees or agents, that occurs prior to the date hereof, but shall not include the results of any sole or contributory negligence of Seller, its contractors, employees or agents, that occurs after the date hereof.

     This Bill of Sale is effective as of 01 November, 1999, regardless of the date of execution.

     This Bill of Sale has been executed in multiple duplicate originals this ______ day of ___________________, 1999.


SELLER:                                  BUYER:

ARCO PIPE LINE COMPANY                   VASTAR RESOURCES


By: /s/ Pamela W. Alley                  By: /s/ Dave Stover
   ----------------------------             -----------------------------
     Pamela W. Alley
     Attorney-in-Fact                    Name: DAVE STOVER
                                              ---------------------------

                                         Title: AREA MGR.
                                               --------------------------
-------------------
Approved as to Form
-------------------
       JAF
-------------------
 Legal Department
-------------------
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                                       3

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, Frances Diane Ford, a Notary Public, on this day personally appeared PAMELA W. ALLEY, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Attorney-in-Fact acting on behalf of ARCO Pipe Line Company, a Delaware corporation, and acknowledged to me that she executed such instrument for the purposes and consideration therein expressed, and as the act of such corporation.


      Given under my hand and seal of office, this 13th day of October, 1999.


[SEAL]                                  /s/ Frances Diane Ford
                                        -----------------------------------
                                        Notary Public, Harris County, Texas


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, DONNA M. PENNELL, a Notary Public, on this day personally appeared DAVE STOVER, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Attorney-in-Fact acting on behalf of VASTAR RESOURCES, a Delaware corporation, and acknowledged to me that s/he executed such instrument for the purposes and consideration therein expressed, and as the act of such corporation.


      Given under my hand and seal of office, this 2 day of November, 1999.


[SEAL]                                      /s/ Donna M. Pennell
                                            -------------------------------
                                            Notary Public, Harris County, Texas
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                                  Exhibit "A"

                       [LEGAL DESCRIPTION APPEARS HERE]



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                                  Exhibit "B"

                       [LEGAL DESCRIPTION APPEARS HERE]

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                                  Exhibit "C"

                       [LEGAL DESCRIPTION APPEARS HERE]

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                                  Exhibit "D"


                              [PLAT APPEARS HERE]